UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 10, 2008

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK) (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, (between East 24th and 25th Streets) 24th Floor, New York, New York 10010, on April 10, 2008, at 3:00 p.m. New York time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1)  To elect two (2) Directors of the Fund.

This item is discussed in greater detail in the attached Proxy Statement.

The close of business on February 25, 2008 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

This notice and related proxy material are first being mailed to shareholders on or about March 3, 2008.

By order of the Board of Directors

  J. KEVIN GAO

  Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 3, 2008
New York, New York

(This page has been left blank intentionally.)

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on April 10, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund scheduled to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), Eleven Madison Avenue, 24th Floor, New York, New York 10010 on April 10, 2008 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund; Credit Suisse, the investment adviser to the Fund; State Street Bank and Trust Company, the administrator of the Fund (the "Administrator"); or The Altman Group, Inc. ("Altman Group"), a proxy solicitation firm that has been retained by the Fund and will receive a fee not to exceed $500 and be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Altman Group for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 3, 2008.

Credit Suisse has its principal executive office at Eleven Madison Avenue, 24th Floor, New York, New York 10010. The Administrator has its principal executive office at One Lincoln Street, Boston, Massachusetts 02110.

The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2007 accompanies this Proxy Statement. It is not to be regarded as proxy-soliciting material.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for Director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director will require that each successful candidate receive a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 25, 2008, there were 49,924,352 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on April 10, 2008.

PROPOSAL 1: ELECTION OF DIRECTORS

The only proposal to be submitted at the Meeting will be the election of two (2) Directors of the Fund to hold office for the terms set forth below and until their successors are elected and qualified.

Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James J. Cattano and Steven N. Rappaport are being nominated to serve as Class I Directors, each for a three-year term to expire at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Lawrence J. Fox and Lawrence D. Haber are Class II Directors whose term will expire at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Enrique Arzac and Terry Bovarnick are Class III Directors, whose term will expire at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Messrs. Cattano and Rappaport have consented to serving as Directors of the Fund if elected. Both nominees have consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

DIRECTORS

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
Non-Interested Nominees for Director:

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	Director, Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2008 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Steven N. Rappaport Lehigh Court LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Date of Birth: 07/10/48	Director, Nominating Committee and Audit Committee Member	Since 2005; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002	35	Director of iCAD, Inc. (a surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, (plywood manufacturing company)

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
Interested Director:

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 06/27/51	Director, Chief Executive Officer and President since 2007	Since 2006; current term ends at 2009 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse since 2003; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003	7	None

Non-Interested Directors:

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Since 1990; Chairman since 2005; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	35	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth:05/02/58	Director, Nominating Committee and Audit Committee Member	Since 2006; current term ends at 2010 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003, and co-founder and Managing Partner of Chartwell Investment Partners from April 1997 to March 2002	2	None

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, PA 19103 Date of Birth: 07/17/43	Director, Nominating Committee Member and Audit Committee Chairman	Since 1990; current term ends at the 2009 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	Director, Winthrop Trust Company

OFFICERS

Name, Address, and Date of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/09/65	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse since 2005; Managing Director, Portfolio Manager of Global High Yield bonds and head of a global high yield business at Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer and Vice President	Since 1995	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Senior Vice President and Secretary since 2004, Chief Legal Officer since 2006	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

  *  Mr. Haber is an "interested person" of the Fund (as defined in the Company Act of 1940, as amended (the "1940 Act")) by virtue of current position as an officer of Credit Suisse.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Non-Interested Nominees for Director:
James J. Cattano	B	E
Steven N. Rappaport	C	E
Non-Interested Directors:
Enrique R. Arzac	D	E
Terry F. Bovarnick	B	B
Lawrence J. Fox	C	E
Interested Director:
Lawrence D. Haber	C	E

*  Key to Dollar Ranges

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

(1)  This information has been furnished by each Director as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3)  "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2007, none of the non-interested nominees for election to the Board, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2007, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $13,300 and $1,000 for each meeting of the Board attended by him/her and was reimbursed for expenses incurred in connection with his/her attendance at the Fund's Board meetings. Effective January 1, 2008, the annual fee increased to $14,300. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2007 to all such unaffiliated Directors was $97,500. The Directors receive fifty percent of his/her annual fee in the form of shares purchased by the Fund's transfer agent in the open market on his/her behalf.

During the fiscal year ended December 31, 2007, the Board convened five times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

Messrs. Arzac, Cattano, Fox, Rappaport and Ms. Bovarnick constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the American Stock Exchange ("AMEX")). The Audit Committee convened three times during the fiscal year ended December 31, 2007.

The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

Messrs. Arzac, Cattano, Fox, Rappaport and Ms. Bovarnick constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund (as such term is defined by the AMEX's listing standards). The Nominating Committee met three times during the fiscal year ended December 31, 2007. At a meeting of the Nominating Committee held on February 13, 2008, the Nominating Committee (with the nominees abstaining from voting) determined to recommend to the full Board the nomination of Mr. Arzac and Ms. Bovarnick each for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated March 2, 2007). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated March 2, 2007), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2007. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's ("SEC") independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2007 Annual Report to Shareholders for the fiscal year ended December 31, 2007 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board Of Directors

Enrique R. Arzac

Terry F. Bovarnick

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 15, 2007, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2008. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit Committee, rendered to the Fund by PwC for its fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit Fees	$40,500	$41,700
Audit-Related Fees[1]	$3,245	$3,340
Tax Fees[2]	$2,500	$2,580
All Other Fees	$0	$0
Total	$46,245	$47,620

1  Services include agreed upon procedures in connection with the Fund's semi-annual financial statements.

2  Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to the Fund, Credit Suisse or Covered Services Providers for the fiscal years ended December 31, 2006 and December 31, 2007 were $0 and $0, respectively.

COMPENSATION

The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2007. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee*
Non-Interested Nominees for Director:
James Cattano	$18,300	$117,000
Steven Rappaport	$18,300	$221,300
Non-Interested Directors:
Enrique Arzac	$22,300	$231,800
Terry Bovarnick	$18,300	$36,600
Lawrence Fox	$20,300	$99,800
Interested Directors:
Lawrence Haber	$0	$0

*    35 funds comprise the Fund complex. See the "Directors" table for the number of funds each Director serves.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of February 25, 2008, to the Fund's knowledge the following shareholder beneficially owned over 5% of the Fund's shares:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P.	4,830,161	*	9.7%

*  As stated in Schedule 13G filed with the SEC on February 11, 2008, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of 4,830,161 shares, or 9.7% of the common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms received by it and written representations from such persons, to the knowledge of each Fund, for the fiscal year ended December 31, 2007, such forms were filed on a timely basis.

Shareholder Proposals

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2009 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 2008. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2009 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: Eleven Madison Avenue, 24th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

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CREDIT SUISSE ASSET

MANAGEMENT INCOME

FUND, INC.

April 10, 2008

ANNUAL MEETING PROXY CARD

Credit Suisse Asset Management Income Fund, Inc.

Eleven Madison Avenue

New York, NY  10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

The undersigned hereby appoints J. Kevin Gao and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management LLC, Eleven Madison Avenue, 24th Floor, New York, NY 10010, on April 10, 2008 at 3:00 p.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.

	For	Withhold

James J. Cattano	☐	☐

Steven N. Rappaport	☐	☐

James J. Cattano and Steven N. Rappaport are being nominated to serve a three-year term.

“Scanner Bar Code”

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